STATEMENT OF INVESTMENTS
BNY Mellon Appreciation Fund, Inc.

September 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.5%
Banks - 1.5%
JPMorgan Chase & Co.	212,475		30,813,125
Capital Goods - 1.4%
BAE Systems PLC	567,000		6,902,747
Otis Worldwide Corp.	95,280		7,651,937
RTX Corp.	202,285		14,558,451
			29,113,135
Commercial & Professional Services - 1.4%
Automatic Data Processing, Inc.	68,745		16,538,672
Verisk Analytics, Inc.	55,820		13,186,917
			29,725,589
Consumer Discretionary Distribution - 4.1%
Amazon.com, Inc.	673,385	[a]	85,600,701
Consumer Durables & Apparel - 4.2%
Hermes International SCA	8,680		15,874,254
LVMH Moet Hennessy Louis Vuitton SE	63,455		48,061,699
NIKE, Inc., Cl. B	233,550		22,332,051
			86,268,004
Consumer Services - 3.4%
Marriott International, Inc., Cl. A	181,880		35,750,333
McDonald's Corp.	133,860		35,264,078
			71,014,411
Energy - 10.4%
Chevron Corp.	535,485		90,293,481
Exxon Mobil Corp.	347,175		40,820,836
Hess Corp.	554,345		84,814,785
			215,929,102
Financial Services - 14.0%
Berkshire Hathaway, Inc., Cl. A	94	[a]	49,958,838
BlackRock, Inc.	65,460		42,319,235
CME Group, Inc.	37,000		7,408,140
Intercontinental Exchange, Inc.	320,530		35,264,711
Mastercard, Inc., Cl. A	80,350		31,811,369
S&P Global, Inc.	131,832		48,172,731
Visa, Inc., Cl. A	331,580	[b]	76,266,716
			291,201,740
Food, Beverage & Tobacco - 6.6%
Nestle SA, ADR	259,495		29,367,049
PepsiCo, Inc.	241,060		40,845,206
Philip Morris International, Inc.	340,090		31,485,532

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Food, Beverage & Tobacco - 6.6% (continued)
The Coca-Cola Company	633,445		35,460,251
			137,158,038
Health Care Equipment & Services - 6.2%
Abbott Laboratories	351,330		34,026,310
Intuitive Surgical, Inc.	82,825	[a]	24,208,919
UnitedHealth Group, Inc.	140,905		71,042,892
			129,278,121
Household & Personal Products - 1.6%
The Estee Lauder Companies, Inc., Cl. A	153,240		22,150,842
The Procter & Gamble Company	69,625		10,155,503
			32,306,345
Insurance - 1.5%
The Progressive Corp.	226,100		31,495,730
Materials - 3.8%
Air Products & Chemicals, Inc.	195,630		55,441,542
The Sherwin-Williams Company	90,590		23,104,980
			78,546,522
Media & Entertainment - 5.0%
Alphabet, Inc., Cl. C	534,940	[a]	70,531,839
Comcast Corp., Cl. A	769,040		34,099,234
			104,631,073
Pharmaceuticals, Biotechnology & Life Sciences - 5.1%
AstraZeneca PLC, ADR	100,000		6,772,000
Eli Lilly & Co.	25,000		13,428,250
Novo Nordisk A/S, ADR	935,970		85,117,112
			105,317,362
Semiconductors & Semiconductor Equipment - 5.4%
ASML Holding NV	85,195		50,150,889
Texas Instruments, Inc.	385,030		61,223,620
			111,374,509
Software & Services - 13.6%
Adobe, Inc.	76,500	[a]	39,007,350
Gartner, Inc.	30,000	[a]	10,308,300
Intuit, Inc.	77,885		39,794,562
Microsoft Corp.	615,415		194,317,286
			283,427,498
Technology Hardware & Equipment - 6.9%
Apple, Inc.	841,915		144,144,267
Transportation - 3.4%
Canadian Pacific Kansas City Ltd.	493,690		36,735,473
Union Pacific Corp.	162,580		33,106,165
			69,841,638
Total Common Stocks (cost $735,664,588)			2,067,186,910

	1-Day Yield (%)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,748,222)	5.40	10,748,222	[c]	10,748,222
Total Investments (cost $746,412,810)		100.0%		2,077,935,132
Liabilities, Less Cash and Receivables		(.0%)		(7,145)
Net Assets		100.0%		2,077,927,987

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2023, the value of the fund’s securities on loan was $52,047,813 and the value of the collateral was $53,470,708, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of September 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	2,067,186,910	-	-	2,067,186,910
Investment Companies	10,748,222	-	-	10,748,222

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At September 30, 2023, accumulated net unrealized appreciation on investments was $1,331,522,322, consisting of $1,331,522,322 gross unrealized appreciation and $0 gross unrealized depreciation.

At September 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.